Other reserves	12 Months Ended
Dec. 31, 2017
Other reserves [abstract]
Other reserves

20. Other reserves

Actuarial and other gains or losses recognized through other comprehensive income

	2017	2016	2015
	(Euro, in thousands)
On January 1	€(1,000)	€(18)	€(220)
Gain or loss (-) on defined benefit obligation recognized through OCI	(40)	(583)	202
Reclassification of loss on financial asset available for sale to statement of operations ( after disposal)	55	—	—
Loss on financial asset available-for-sale recognized through OCI	(275)	(399)	—
Other reserves on December 31,	€(1,260)	€(1,000)	€(18)

Other reserves on December 31, 2017 consisted of (1) a negative of €641 thousand, compared to a negative of €601 thousand in 2016 (2015: €18 thousand), which was related to the re-measurement of defined benefit obligations recognized through OCI in line with IAS19R Employee Benefits, and (2) a negative of €619 thousand, compared to a negative of €399 thousand in 2016 and nil in 2015, related to the fair value adjustment on the available-for-sale equity investment and the sale of part of the equity investment (see note 14). There were no tax effects applicable to the amounts included in other reserves.

DERIVATIVE FINANCIAL INSTRUMENTS: CURRENCY DERIVATIVES

We do not actively use currency derivatives to hedge planned future cash flows. On the balance sheet date, total notional amount of outstanding forward foreign exchange contracts that we have committed were nil (2016: nil, 2015: nil).

On December 31, 2017 the fair value of our currency derivatives was nil (2016: nil, 2015: nil).

See note 32 for further information on how we manage financial risks.